UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2010

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 7.01 Regulation FD Disclosure.

General Electric Company is furnishing this Form 8-K to provide revised unaudited summary segment financial information for the years ended December 31, 2009, 2008 and 2007 and each of the quarters in 2009 and 2008, to reflect the results of our segment reorganization that became effective January 1, 2010.

Effective January 1, 2010, we reorganized our segments to better align our Consumer & Industrial and Energy businesses for growth. As a result of this reorganization, we created a new segment called Home & Business Solutions that includes the Appliances and Lighting businesses from our previous Consumer & Industrial segment and the retained portion of the GE Fanuc Intelligent Platforms business of our previous Enterprise Solutions business (a business formerly within our Technology Infrastructure segment). In addition, the Industrial business of our previous Consumer & Industrial segment and the Sensing & Inspection Technologies and Digital Energy businesses of Enterprise Solutions are now part of the Energy business within the Energy Infrastructure segment. The Security business of Enterprise Solutions is now reported in GE Corporate Items and Eliminations pending its expected sale. Also, effective January 1, 2010, the Capital Finance segment was renamed GE Capital and includes all of the continuing operations of General Electric Capital Corporation.

As a result of this reorganization, our five operating segments as of January 1, 2010, are as follows:

•	Technology Infrastructure – our Aviation, Healthcare and Transportation businesses

•	Energy Infrastructure – our Energy business (including the Sensing & Inspection Technology and Digital Energy businesses) and our Oil & Gas business

•	Home & Business Solutions – our Appliances and Lighting, and Intelligent Platforms businesses

•	GE Capital – Our Commercial Lending and Leasing, Consumer, Real Estate, Energy Financial Services and GE Capital Aviation Services businesses and General Electric Capital Corporation Corporate

•	NBC Universal – unchanged

 In this Form 8-K, we are providing prior-period reclassified segment information resulting from these organizational changes. GE’s consolidated financial statements covering periods beginning on January 1, 2010 will reflect modifications to our previous reportable segments resulting from this reorganization, including reclassification of all comparative prior period segment information.

The information furnished pursuant to Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99 – Unaudited revised summary operating segment financial information for General Electric Company and its consolidated affiliates for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007, and each of the quarters in 2009 and 2008.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: February 19, 2010	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller

(3)